                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                     529,776.49
Available Funds:
       Contract Payments due and received in this period                                                             5,568,098.04
       Contract Payments due in prior period(s) and received in this period                                            318,069.37
       Contract Payments received in this period for next period                                                        83,556.87
       Sales, Use and Property Tax, Maintenance, Late Charges                                                          167,692.87
       Prepayment Amounts related to early termination in this period                                                1,514,663.39
       Servicer Advance                                                                                                926,704.60
       Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
       Transfer from Reserve Account                                                                                     6,064.13
       Interest earned on Collection Account                                                                             4,099.98
       Interest earned on Affiliated Account                                                                               613.81
       Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                                             0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                                      0.00
       Amounts paid under insurance policies                                                                                 0.00
       Any other amounts                                                                                                     0.00

                                                                                                                    -------------
Total Available Funds                                                                                                9,119,339.55
Less: Amounts to be Retained in Collection Account                                                                     478,705.03
                                                                                                                    -------------
AMOUNT TO BE DISTRIBUTED                                                                                             8,640,634.52
                                                                                                                    =============

DISTRIBUTION OF FUNDS:

       1.   To Trustee - Fees                                                                                                0.00
       2.   To Servicer, any unreimbursed Nonrecoverable Advances or
               Servicer Advances                                                                                       318,069.37
       3.   To Noteholders (For Servicer Report immediately following the
               Final Additional Closing Date)

                a) Class A1 Principal and Interest                                                                           0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                       0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                               6,440,522.43
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                                 517,178.81
                b) Class B Principal and Interest                                                                      118,372.53
                c) Class C Principal and Interest                                                                      238,417.24
                d) Class D Principal and Interest                                                                      160,266.16
                e) Class E Principal and Interest                                                                      215,119.82

       4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
       5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                          91,267.07
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                        211,720.05
                c) Reserve Account Distribution (Provided no Restricting or Amortization
                     Event in effect)                                                                                    6,064.13
       6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
               Earned and Any Other Amounts                                                                            172,406.66
       7.   To Servicer, Servicing Fee and other Servicing Compensations                                               151,230.25
                                                                                                                    -------------
TOTAL FUNDS DISTRIBUTED                                                                                              8,640,634.52
                                                                                                                    =============

                                                                                                                    -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}             478,705.03
                                                                                                                    =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                   $6,443,748.69
         - Add Investment Earnings                                                                                       6,064.13
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
         - Less Distribution to Certificate Account                                                                      6,064.13
                                                                                                                    -------------
End of period balance                                                                                               $6,443,748.69
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $6,443,748.69
                                                                                                                    =============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                    169,806,150.08
                  Pool B                                                                     43,127,597.49
                                                                                            --------------
                                                                                                                  212,933,747.57
Class A Overdue Interest, if any                                                                      0.00
Class A Monthly Interest - Pool A                                                               595,766.59
Class A Monthly Interest - Pool B                                                               151,313.61

Class A Overdue Principal, if any                                                                     0.00
Class A Monthly Principal - Pool A                                                            4,623,583.10
Class A Monthly Principal - Pool B                                                            1,587,037.94
                                                                                            --------------
                                                                                                                    6,210,621.04

Ending Principal Balance of the Class A Notes
                  Pool A                                                                    165,182,566.98
                  Pool B                                                                     41,540,559.55
                                                                                            --------------
                                                                                                                  --------------
                                                                                                                  206,723,126.53
                                                                                                                  ==============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $378,036,000     Original Face $378,036,000            Balance Factor
      $ 1.976214                        $ 16.428650                     54.683450%
--------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                   78,397,747.57
                  Class A4                                                                  134,536,000.00

                                                                                            --------------

Class A Monthly Interest                                                                                          212,933,747.57
                  Class A1 (Actual Number Days/360)                                                   0.00
                  Class A2                                                                            0.00
                  Class A3                                                                      229,901.39
                  Class A4                                                                      517,178.81
                                                                                            --------------

Class A Monthly Principal
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                    6,210,621.04
                  Class A4                                                                            0.00

                                                                                            --------------
                                                                                                                    6,210,621.04

Ending Principal Balance of the Class A Notes
                  Class A1                                                                            0.00
                  Class A2                                                                            0.00
                  Class A3                                                                   72,187,126.53
                  Class A4                                                                  134,536,000.00

                                                                                            --------------
                                                                                                                  --------------
                                                                                                                  206,723,126.53
                                                                                                                  ==============

Class A1

--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $122,000,000     Original Face $122,000,000            Balance Factor
     $ 1.884438                        $ 50.906730                      59.169776%
--------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                                                          2,892,718.16
                     Pool B                                                            734,696.49
                                                                                     ------------
                                                                                                          3,627,414.65

Class B Overdue Interest, if any                                                             0.00
Class B Monthly Interest - Pool A                                                       10,025.68
Class B Monthly Interest - Pool B                                                        2,546.34
Class B Overdue Principal, if any                                                            0.00
Class B Monthly Principal - Pool A                                                      78,764.66
Class B Monthly Principal - Pool B                                                      27,035.85
                                                                                     ------------
                                                                                                            105,800.51

Ending Principal Balance of the Class B Notes
                     Pool A                                                          2,813,953.50
                     Pool B                                                            707,660.64
                                                                                     ------------
                                                                                                          ------------
                                                                                                          3,521,614.14
                                                                                                          ============

------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $6,440,000   Original Face $6,440,000         Balance Factor
       $ 1.952177                 $ 16.428651                  54.683449%
------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                                                          5,789,928.14
                     Pool B                                                          1,470,533.87
                                                                                     ------------
                                                                                                          7,260,462.01

Class C Overdue Interest, if any                                                             0.00
Class C Monthly Interest - Pool A                                                       21,253.86
Class C Monthly Interest - Pool B                                                        5,398.08
Class C Overdue Principal, if any                                                            0.00
Class C Monthly Principal - Pool A                                                     157,651.62
Class C Monthly Principal - Pool B                                                      54,113.68
                                                                                     ------------
                                                                                                            211,765.30

Ending Principal Balance of the Class C Notes
                     Pool A                                                          5,632,276.52
                     Pool B                                                          1,416,420.19
                                                                                     ------------
                                                                                                          ------------
                                                                                                          7,048,696.71
                                                                                                          ============

------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $12,890,000  Original Face $12,890,000        Balance Factor
       $ 2.067645                 $ 16.428650                  54.683450%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                     Pool A                                                          3,858,454.85
                     Pool B                                                            979,975.62
                                                                                     ------------
                                                                                                          4,838,430.47

Class D Overdue Interest, if any                                                             0.00
Class D Monthly Interest - Pool A                                                       15,266.62
Class D Monthly Interest - Pool B                                                        3,877.44
Class D Overdue Principal, if any                                                            0.00
Class D Monthly Principal - Pool A                                                     105,060.31
Class D Monthly Principal - Pool B                                                      36,061.79
                                                                                     ------------
                                                                                                            141,122.10

Ending Principal Balance of the Class D Notes
                     Pool A                                                          3,753,394.54
                     Pool B                                                            943,913.83
                                                                                     ------------
                                                                                                          ------------
                                                                                                          4,697,308.37
                                                                                                          ============

------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $8,590,000   Original Face $8,590,000         Balance Factor
       $ 2.228645                 $ 16.428650                  54.683450%
------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                     Pool A                                                          4,824,191.49
                     Pool B                                                          1,225,254.74
                                                                                     ------------
                                                                                                          6,049,446.23

Class E Overdue Interest, if any                                                             0.00
Class E Monthly Interest - Pool A                                                       30,842.66
Class E Monthly Interest - Pool B                                                        7,833.46
Class E Overdue Principal, if any                                                            0.00
Class E Monthly Principal - Pool A                                                     131,355.96
Class E Monthly Principal - Pool B                                                      45,087.74
                                                                                     ------------
                                                                                                            176,443.70

Ending Principal Balance of the Class E Notes
                     Pool A                                                          4,692,835.53
                     Pool B                                                          1,180,167.00
                                                                                     ------------
                                                                                                          ------------
                                                                                                          5,873,002.53
                                                                                                          ============

------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $10,740,000  Original Face $10,740,000        Balance Factor
        $ 3.601128                $ 16.428650                  54.683450%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                     Pool A                                                          5,788,691.18
                     Pool B                                                          1,470,219.70
                                                                                     ------------
                                                                                                          7,258,910.88

Residual Interest - Pool A                                                              70,809.14
Residual Interest - Pool B                                                              20,457.93
Residual Principal - Pool A                                                            157,617.93
Residual Principal - Pool B                                                             54,102.12
                                                                                     ------------
                                                                                                            211,720.05

Ending Residual Principal Balance
                     Pool A                                                          5,631,073.25
                     Pool B                                                          1,416,117.58
                                                                                     ------------
                                                                                                          ------------
                                                                                                          7,047,190.83
                                                                                                          ============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                           151,230.25
 - Servicer Advances reimbursement                                                                          318,069.37
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          172,406.66
                                                                                                          ------------
Total amounts due to Servicer                                                                               641,706.28
                                                                                                          ============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                              192,960,133.88

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                           5,254,033.57

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
          ending of the related Collection Period                                                                 187,706,100.31
                                                                                                                  ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        4,023,878.18

          - Principal portion of Prepayment Amounts                                              1,230,155.39

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                     0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                          0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00

                                                                                                 ------------
                                  Total Decline in Aggregate Discounted Contract Balance         5,254,033.57
                                                                                                 ============

POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                               49,008,277.85

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                           1,803,439.12

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
          ending of the related Collection Period                                                                  47,204,838.73
                                                                                                                  ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        1,525,755.60

          - Principal portion of Prepayment Amounts                                                277,683.52

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                     0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                          0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00

                                                                                                 ------------
                                  Total Decline in Aggregate Discounted Contract Balance         1,803,439.12
                                                                                                 ============

                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 234,910,939.04
                                                                                                                  ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A

                                                                                                             Predecessor
                                                                           Discounted      Predecessor       Discounted
Lease #   Lessee Name                                                     Present Value      Lease #        Present Value
------------------------------------                                     ---------------   -----------     ----------------
3092-701  RADIOLOGY SPECIALISTS, LTD                                     $  1,285,497.56     3083-701      $     619,156.09
1026-005  THE HIT FACTORY, INC                                           $  3,940,729.70     2706-201      $      81,139.77
3729-001  MEADOWBROOK PET ASSOC                                          $  1,587,776.40     2706-203      $     173,283.13
3729-002  MEADOWBROOK PET ASSOC                                          $    274,210.76     2706-204      $      69,644.93
          CASH                                                           $    134,588.62     2706-205      $     564,127.48
                                                                                             2706-206      $     150,000.35
                                                                                             2706-208      $     272,302.96
                                                                                             2706-209      $     445,577.17
                                                                                             2706-210      $      51,850.10
                                                                                             2714-201      $     647,026.56
                                                                                             2714-202      $     561,533.95
                                                                                             3020-001      $   2,920,819.08
2140-502  THE HIT FACTORY OF FLORIDA                                     $  1,662,459.55     2046-203      $     390,131.10
          CASH                                                           $     45,960.10     2716-201      $   1,047,478.02
                                                                                             2716-202      $     270,810.53
                                                                         ---------------                   ----------------
                                                                 Totals: $  8,931,222.69                   $   8,264,881.22

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $   8,264,881.22
b) ADCB OF POOL A AT CLOSING DATE                                                                          $ 323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES           NO     X
                                                                                             ---           --------

POOL B

                                                                                                     Predecessor
                                                             Discounted         Predecessor          Discounted
Lease #        Lessee Name                                 Present Value          Lease #           Present Value
----------------------------------------------             -------------        -----------         -------------
                  NONE

                                                               -----                               --------------
                                                  Totals:      $0.00                               $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL
     PREPAID CONTRACTS                                                                             $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                  $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF
     THE POOL UNLESS RATING AGENCY APPROVES)                                                                  0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES        NO     X
                                                                                ---        --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING

                                                                                                              Predecessor
                                                                            Discounted     Predecessor        Discounted
Lease #    Lessee Name                                                    Present Value      Lease #        Present Value
--------------------------------------------------                        -------------    -----------      -------------
3694-002   Community Radiology of Virginia, Inc.                         $  3,261,116.93      2771-001     $   3,215,821.21
3718-002   USD Dayton, Inc. and USD Dayton Holding                       $    758,012.82      2973-003     $     180,086.79
3718-003   USD Dayton, Inc. and USD Dayton Holding                       $  2,385,619.17      3042-701     $     496,910.77
                                                                                              3042-702     $     496,545.09
                                                                                              3042-703     $     568,430.94
                                                                                              2696-001     $     229,571.22
                                                                                              1789-003     $     245,541.19
                                                                                              2973-001     $     545,805.09
                                                                                           2003385-004     $     228,502.25
                                                                                           2008553-001     $      27,358.62
                                                                                           2009504-003     $      15,700.20
                                                                         ---------------                   ----------------
                                                                 Totals: $  6,404,748.92                   $   6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                                                          $ 323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES        NO     X
                                                                                -------    --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                             Predecessor
                                                                           Discounted      Predecessor        Discounted
Lease #    Lessee Name                                                    Present Value      Lease #        Present Value
---------------------------------------------                             -------------    -----------      -------------
               None

                                                                              -----                        ---------------
                                                                   Totals:    $0.00                        $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                          $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES        NO  X
                                                                                -------    -----

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

XV.   POOL PERFORMANCE MEASUREMENTS

1.         AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                  TOTAL OUTSTANDING CONTRACTS
      This Month                       6,231,715.06   This Month                234,910,939.04
      1 Month Prior                    7,616,517.09   1 Month Prior             241,968,411.73
      2 Months Prior                   9,547,856.44   2 Months Prior            252,531,209.59

      Total                           23,396,088.59   Total                     729,410,560.36

      A) 3 MONTH AVERAGE               7,798,696.20   B) 3 MONTH AVERAGE        243,136,853.45

      c) a/b                                   3.21%

2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                        Yes              No      X
                                                                                                           ------------         ----

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                             Yes              No      X
                                                                                                           ------------         ----
      B. An Indenture Event of Default has occurred and is then continuing?                             Yes              No      X
                                                                                                           ------------         ----

4.    Has a Servicer Event of Default occurred?                                                         Yes              No      X
                                                                                                           ------------         ----

5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                                  Yes              No      X
                                                                                                           ------------         ----
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
         or obligation not remedied within 90 days?                                                     Yes              No      X
                                                                                                           ------------         ----
      C. As of any Determination date, the sum of all defaulted contracts since
         the Closing date exceeds 6% of the ADCB on the Closing Date?                                   Yes              No      X
                                                                                                           ------------         ----

6.    Aggregate Discounted Contract Balance at Closing Date                                     Balance $429,583,246.18
                                                                                                        ---------------

      DELINQUENT LEASE SUMMARY

                 Days Past Due                     Current Pool Balance                             # Leases

                   31 - 60                            27,893,617.53                                     49
                   61 - 90                             7,859,790.03                                     18
                  91 - 180                             6,231,715.06                                     12

      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization
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